UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 4, 2018

Date of Report

(Date of earliest event reported)

FOREVERGREEN WORLDWIDE CORPORATION (Exact name of registrant as specified in its charter)
NEVADA (State or other jurisdiction of incorporation)	000-26973 (Commission File Number)	87-062170 (IRS Employer Identification No.)
632 NORTH 2000 WEST, SUITE 101, LINDON, UTAH (Address of principal executive offices)		84042 (Zip code)

Registrant’s telephone number, including area code:  (801) 655-5500

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 4, 2018, the Board of Directors of ForeverGreen Worldwide Corporation (the “Company”) accepted the resignation of Patrick (“Rick”) A. Redford from the offices of Principal Executive Officer, Principal Financial Officer and Treasurer.  Mr. Redford resigned those positions as a result of management’s determination that the appointment of new persons to fill those positions should improve the efficiency of the Company.  Mr. Redford will continue to serve as Chief Executive Officer of the Company and has not expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On June 4, 2018, Blake C. Cloward, the Controller for the Company’s wholly-owned subsidiary ForeverGreen International LLC, was designated as the Company’s Treasurer and Principal Financial Officer.  Mr. Cloward is 55 years old and has served as ForeverGreen International LLC’s Controller from September 2017 to the present and also served in that capacity from September 2006 to December 2016.  From December 2016 through September 2017 he was employed as the Controller for Amedica Corporation, located in Salt Lake City, Utah.  Mr. Cloward earned a Master of Business Administration from the University of Phoenix, located in Salt Lake City, Utah.

Joseph Jensen, the Vice President of Sales and Chief Sales Officer of ForeverGreen International LLC, was designated as the Company’s Principal Executive Officer on June 4, 2018.  Mr. Jensen is 49 years old and has served as Vice President of Sales and Chief Sales Officer of ForeverGreen International LLC since February 2014.  From January 2013 through February 2014 he was employed by Max International, located in Salt Lake City, Utah, as Vice President of Business Development where he oversaw the sales team and implemented multiple programs addressing organization efficiencies and startegic planning.  He has over 20 years expericnce building sales and marketing teams and has launched international sales, overseen product development and trade shows.  Mr. Jensen earned a Master of Business Administration from Westminster College in Salt Lake City, Utah.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2018	By: /s/ Patrick A. Redford Patrick A. Redford Chief Executive Officer

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